Subsequent Events (Details) - Subsequent Event [Member] $ in Millions	Dec. 01, 2021 USD ($)
Subsequent Events (Details) [Line Items]
Subsequent event, description	(i) both parties will build a manufacturing facility in Ji’an, Jiangxi, China, for the manufacturing and research and development of traditional Chinese medicine derivatives products, with an aggregate area of over 430,000 square feet, and the Company will bear the costs associated with building the facility, and (ii) the Company will purchase 464 shares of Kitanihon for an aggregate of JPY176.32 million (approximately US$1.56 million)
Intangible assets	$ 2.5